                                                                    EXHIBIT 21.1

                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                           SUBSIDIARIES OF REGISTRANT


212 Seventh Street, Inc.
American Cable Entertainment Company, LLC
ARH Ltd.
Athens Cablevision, Inc.
Ausable Cable TV, Inc.
Bend Cable Communications, LLC
Bresnan Capital Corporation
Cable Equities Colorado LLC
Cable Equities of Colorado Management Corp.
Cable Systems, Inc.
CC Michigan, LLC
CC New England, LLC
CC V Finance, Inc.
CC V Holdings Finance, Inc.
CC V Holdings, LLC
CC V.com LLC
CC VI Holdings, LLC
CC VI Operating, LLC
CC VII Holdings, LLC
CC VIII Holdings, LLC
CC VIII Operating, LLC
CC VIII, LLC
CCG VIII Capital Corporation
CCG VIII, LLL
CCO Property, LLC
CCO Purchasing, LLC
Cedar Bluff Cablevision, Inc.
Cencom Cable Entertainment, LLC
Central Oregon Advertising, LLC
CF Finance LaGrange, Inc.
Charter Advertising Saint Louis, LLC
Charter Cable Operating Company, LLC
Charter Communications Entertainment I, LLC
Charter Communications Entertainment II, LLC
Charter Communications Entertainment, LLC
Charter Communications Holdings Capital Corporation
Charter Communications Operating, LLC
Charter Communications Properties LLC
Charter Communications Services, LLC
Charter Communications V, LLC
Charter Communications VI, LLC
Charter Communications VII, LLC
Charter Communications, Inc.
Charter Communications, L.L.C.
Charter Fiberlink - Kansas, LLC
Charter Fiberlink - Michigan, LLC
Charter Fiberlink, LLC
Charter RMG, LLC
Charter Telephone of Michigan, LLC
Charter Telephone of Minnesota, LLC
Charter-Helicon, LLC
Charter-LaGrange, L.L.C.

                                                                    EXHIBIT 21.1

                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)




Cross Country Cable, LLC
Dalton Cablevision, Inc.
Eastern Mississippi Cablevision, Inc.
Enstar Cable Corporation
Enstar Communications Corporation
Enstar Finance Company, LLC
Falcon Cable Communications, LLC
Falcon Cable Media (CA LP)
Falcon Cable Systems Company II, LP
Falcon Cablevision (CA LP)
Falcon Community Cable, L.P.
Falcon Community Investors, LP (CA LP)
Falcon Community Ventures I (CA LP)
Falcon Equipment Company, LLC
Falcon First Cable of New York, Inc.
Falcon First Cable of the Southeast, Inc.
Falcon First Holdings, Inc.
Falcon First, Inc.
Falcon Funding Corporation
Falcon Investors Group, Ltd.
Falcon Lake Las Vegas Cablevision, L.P.
Falcon Media Investors Group (CA LP)
Falcon Pacific Microwave
Falcon Telecable (CA LP)
Falcon Telecable Investors Group (CA LP)
Falcon Telecom, L.P.
Falcon Video Communications Investors, L.P.
Falcon Video Communications, L.P.
Falcon/Capital Cable G.P.
Falcon/Capital Cable Partners, L.P.
FF Cable Holdings, Inc.
Helicon Capital Corp.
Helicon Network Solutions, L.P.
Helicon Online, L.P.
Helicon Partners I, LP
Hometown TV, Inc.
Hornell Television Service, Inc.
HPI Acquisitions Co. LLC
Interlink Communications Partners, LLC
Lauderdale Cablevision, Inc.
Long Beach, LLC
Marcus Cable Associates, L.L.C.
Marcus Cable of Alabama, L.L.C.
Marcus Cable Partners, L.L.C.
Marcus Cable, Inc.
Midwest Cable Communications, Inc.
Midwest Video Electronics, Inc.
Multivision Northeast, Inc.
Multivision of Commerce, Inc.
Peachtree Cable TV, L.P.
Peachtree Cable TV, LLC
Plattsburgh Cablevision, Inc.
Renaissance Media (Louisiana), LLC

                                                                    EXHIBIT 21.1

                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)


Renaissance Media (Tennessee), LLC
Renaissance Media Capital Corporation
Renaissance Media Group LLC
Renaissance Media LLC
Rifkin Acquisition Capital Corp.
Rifkin Acquisition Partners, LLC
Robin Media Group, Inc.
Scottsboro Cablevision, Inc.
Scottsboro TV Cable, Inc.
SFC Transmissions
Tennessee, LLC
The Helicon Group, L.P.
Tioga Cable Company, Inc.
Vista Broadband Communications, LLC
Wilcat Transmission Co, Inc.